Exhibit 10.28
AMENDMENT TO
EMPLOYMENT CONTINUITY AGREEMENT
     LSB Bancshares, Inc., a North Carolina corporation (“Company”), and H. FRANKLIN SHERRON, JR. (“Executive”) hereby agree to amend the Employment Continuity Agreement, dated January 1, 2004, between them (the “Agreement”) as follows:
1.
Merger of Equals. The parties acknowledge that this Amendment is being entered into in anticipation of the merger of FNB Financial Services Corporation with and into the Company (the “Merger”) and that this Amendment shall be effective only upon the consummation of such Merger.

2.	Extension of Period. The parties agree that the six (6) month period in Section 5(b)(i) of the Agreement shall be extended to a period of eighteen (18) months following the Merger.

3.	Continuing Validity. Except as specifically amended herein, the provisions of the Agreement shall remain in full force and effect without modification.
     Executed this the 15th day of May, 2007.

LSB BANCSHARES, INC.

By:	/s/ Robert F. Lowe
Robert F. Lowe, Chairman, President and Chief Executive Officer

/s/ H. Franklin Sherron, Jr.
H. Franklin Sherron, Jr.